SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2004

IMPAC Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50082	94-3109238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Evelyn Avenue, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 623-8800

(Former name or former address if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On March 1, 2004, IMPAC Medical Systems, Inc. issued a press release announcing that it intends to restate its financial statements and receipt of a Nasdaq delisting notification. A copy of the press release is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On March 1, 2004, IMPAC Medical Systems, Inc. issued a press release announcing that it intends to restate its financial statements and receipt of a Nasdaq delisting notification. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MEDICAL SYSTEMS, INC.

By:	/s/ KENDRA A. BORREGO
Kendra A. Borrego
Chief Financial Officer

Date: March 1, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	IMPAC Medical Systems, Inc. Press Release dated March 1, 2004.

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